Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt	Debt
At December 31, 2018 and 2017, our obligations under debt arrangements consisted of the following:

	December 31, 2018			December 31, 2017
	Principal	Unamortized Discount and Debt Issuance Costs (1)	Net Value	Principal	Unamortized Discount and Debt Issuance Costs (1)	Net Value
Senior secured credit facility	$970,100	$—	$970,100	$1,099,200	$—	1,099,200
5.750% senior unsecured notes	—	—	—	145,170	1,303	143,867
6.750% senior unsecured notes	750,000	12,763	737,237	750,000	16,077	733,923
6.000% senior unsecured notes	400,000	4,624	395,376	400,000	5,691	394,309
5.625% senior unsecured notes	350,000	4,820	345,180	350,000	5,717	344,283
6.500% senior unsecured notes	550,000	8,241	541,759	550,000	9,462	540,538
6.250% senior unsecured notes	450,000	$7,189	442,811	450,000	8,002	441,998
Total long-term debt	$3,470,100	$37,637	$3,432,463	$3,744,370	$46,252	$3,698,118

(1)
Unamortized debt issuance costs associated with our senior secured credit facility (included in Other Long Term Assets on the Consolidated Balance Sheet) were $10.8 million and $14.1 million as of December 31, 2018 and December 31, 2017, respectively.

Senior Secured Credit Facility
In October 2018, we amended our credit agreement to, among other things, make certain technical amendments related to the sale of our Powder River Basin midstream assets. The key terms for rates under our $1.7 billion senior secured credit facility, which are dependent on our leverage ratio (as defined in the credit agreement), are as follows:

•
The interest rate on borrowings may be based on an alternate base rate or a Eurodollar rate, at our option. The alternate base rate is equal to the sum of (a) the greatest of (i) the prime rate as established by the administrative agent for the credit facility, (ii) the federal funds effective rate plus 0.5% of 1% and (iii) the LIBOR rate for a one-month maturity plus 1% and (b) the applicable margin. The Eurodollar rate is equal to the sum of (a) the LIBOR rate for the applicable interest period multiplied by the statutory reserve rate and (b) the applicable margin. The applicable margin varies from 1.50% to 3.00% on Eurodollar borrowings and from 0.50% to 2.00% on alternate base rate borrowings, depending on our leverage ratio. Our leverage ratio is recalculated quarterly and in connection with each material acquisition. At December 31, 2018, the applicable margins on our borrowings were 1.75% for alternate base rate borrowings and 2.75% for Eurodollar rate borrowings.

•
Letter of credit fees range from 1.50% to 3.00% based on our leverage ratio as computed under the credit facility. The rate can fluctuate quarterly. At December 31, 2018, our letter of credit rate was 2.75%.

•
We pay a commitment fee on the unused portion of the $1.7 billion maximum facility amount. The commitment fee on the unused committed amount will range from 0.25% to 0.50% per annum depending on our leverage ratio (0.50% at December 31, 2018).

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Our credit facility contains a $300 million accordion feature, giving us the ability to expand the size of the facility up to $2.0 billion for acquisitions or growth projects, subject to lender consent.

Our credit facility contains customary covenants (affirmative, negative and financial) that could limit the manner in which we may conduct our business. As defined in our credit facility, we are required to meet three primary financial metrics—a maximum leverage ratio, a maximum senior secured leverage ratio and a minimum interest coverage ratio. Our credit agreement provides for the temporary inclusion of certain pro forma adjustments to the calculations of the required ratios following material acquisitions. In general, our leverage ratio calculation compares our consolidated funded debt (including outstanding notes we have issued) to EBITDA (as defined and adjusted in accordance with the credit facility) and cannot exceed 5.50 to 1.00. Our senior secured leverage ratio excludes outstanding debt under senior unsecured notes and cannot exceed 3.75 to 1.00. Our interest coverage ratio calculation compares EBITDA (as defined and adjusted in accordance with the credit facility) to interest expense and must be greater than 3.00 to 1.00 (2.75 to 1.00 during an acquisition period).
At December 31, 2018, we had $970.1 million borrowed under our credit facility, with $17.8 million of the borrowed amount designated as a loan under the inventory sublimit. Our credit agreement allows up to $100 million of the capacity to be used for letters of credit, of which $1.2 million was outstanding at December 31, 2018. Due to the revolving nature of loans under our credit facility, additional borrowings and periodic repayments and re-borrowings may be made until the maturity date of May 9, 2022. The total amount available for borrowings under our credit facility at December 31, 2018 was $728.7 million. Our credit facility does not include a “borrowing base” limitation except with respect to our inventory loans.
Senior Unsecured Notes
On February 8, 2013, we issued $350 million of aggregate principal amount of 5.75% senior unsecured notes due February 15, 2021 (the "2021 Notes"). On December 11, 2017, $204.8 million of these notes were validly tendered and repaid upon the issuance of our $450 million unsecured notes issued on December 11, 2017 as discussed below. A total loss of approximately $6.2 million for the tender is recorded to "Other income/(expense), net" in our Consolidated Statements of Operations as of December 31, 2017. On February 15, 2018, we redeemed our remaining 2021 Notes in full at a redemption price of 101.438% of the principal amount, plus accrued and unpaid interest up to, but not including, the redemption date. We incurred a total loss of approximately $3.3 million relating to the extinguishment of those notes (including the write-off of the related unamortized debt issuance costs), which loss is recorded as "Other income/(expense), net" in our Consolidated Statements of Operations for the year ended December 31, 2018.

On May 15, 2014, we issued $350 million in aggregate principal amount of 5.625% senior unsecured notes due December 15, 2024 (the "2024 Notes"). Our 2024 Notes were sold at face value. Interest payments are due on June 15 and December 15 of each year with the initial interest payment due December 15, 2014. Our 2024 Notes mature on June 15, 2024. The net proceeds were used to repay borrowings under our credit facility and for general partnership purposes.

On May 21, 2015, we issued $400 million in aggregate principal amount of 6.00% senior unsecured notes due May 15, 2023 (the "2023 Notes"). Interest payments are due on May 15 and November 15 of each year with the initial interest payment due November 15, 2015. Our 2023 Notes mature on May 15, 2023. We used a portion of the proceeds from those notes to effectively redeem all of our outstanding $350 million, 7.875% senior unsecured notes due 2018, using a combination of public tender offer and our redemption rights relating to those notes.
On July 23, 2015, we issued $750 million in aggregate principal amount of 6.75% senior unsecured notes due August 1, 2022 (the "2022 Notes"). Interest payments are due on February 1 and August 1 of each year with the initial interest payment due February 1, 2016. Our 2022 Notes mature on August 1, 2022. That issuance generated net proceeds of $728.6 million net of issuance discount and underwriting fees. The net proceeds were used to fund a portion of the purchase price for our Enterprise acquisition.
On August 14, 2017, we issued $550 million in aggregate principal amount of 6.50% senior unsecured notes due October 1, 2025 (the "2025 Notes"). Interest payments are due April 1 and October 1 of each year with the initial interest payment due April 1, 2018. That issuance generated net proceeds of $540.1 million, net of issuance costs incurred. Our 2025 Notes mature on October 1, 2025. The net proceeds were used to fund a portion of the purchase price for our acquisition of our Alkali Business.
On December 11, 2017, we issued $450 million in aggregate principal amount of 6.25% senior unsecured notes due May 15, 2026 (the "2026 Notes"). Interest payments are due May 15 and November 15 of each year with the initial interest payment due May 15, 2018. That issuance generated net proceeds of $441.8 million, net of issuance costs incurred. We used $204.8 million of the net proceeds to redeem the portion of the 5.75% senior unsecured notes due February 15, 2021 (the "2021 Notes") that were validly tendered and the remaining net proceeds to repay a portion of the borrowings outstanding under our revolving credit facility.
We have the right to redeem each of our series of notes beginning on specified dates as summarized below, at a premium to the face amount of such notes that varies based on the time remaining to maturity on such notes. Additionally, we may redeem up to 35% of the principal amount of each of our series of notes with the proceeds from an equity offering of our common units during certain periods. A summary of the applicable redemption periods is provided in the table below.

	2022 Notes	2023 Notes	2024 Notes	2025 Notes	2026 Notes
Redemption right beginning on	August 1, 2018	May 15, 2018	June 15, 2019	October 1, 2020	February 15, 2021
Redemption of up to 35% of the principal amount of notes with the proceeds of an equity offering permitted prior to	August 1, 2018	May 15, 2018	June 15, 2019	October 1, 2020	February 15, 2021

Guarantees of our 2022, 2023, 2024, 2025 and 2026 Notes will be released under certain circumstances, including (i) in connection with any sale or other disposition of (a) all or substantially all of the properties or assets of a guarantor (including by way of merger or consolidation) or (b) all of the capital stock of such guarantor, in each case, to a person that is not a restricted subsidiary of the Partnership (ii) if the Partnership designates any restricted subsidiary that is a guarantor as an unrestricted subsidiary, (iii) upon legal defeasance, covenant defeasance or satisfaction and discharge of the applicable indenture, (iv) upon the liquidation or dissolution of such guarantor, or (v) at such time as such guarantor ceases to guarantee any other indebtedness of either of the issuers and any other guarantor.
Covenants and Compliance
Our credit agreement and the indenture governing the senior notes contain cross-default provisions. Our credit documents prohibit distributions on, or purchases or redemptions of, units if any default or event of default is continuing. In addition, those agreements contain various covenants limiting our ability to, among other things:

•	incur indebtedness if certain financial ratios are not maintained;

•	grant liens;

•	engage in sale-leaseback transactions; and

•	sell substantially all of our assets or enter into a merger or consolidation.
A default under our credit documents would permit the lenders thereunder to accelerate the maturity of the outstanding debt. As long as we are in compliance with our credit facility, our ability to make distributions of “available cash” is not restricted. As of December 31, 2018, we were in compliance with the financial covenants contained in our credit facility and indenture.